                                                                 Exhibit 10.22


                             PLATINUM ENTERTAINMENT, INC.
               THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT


Bank of Montreal, as Agent
Chicago, Illinois

Ladies and Gentlemen:

          Reference is hereby made to that certain Amended and Restated Credit Agreement dated as of January 31, 1997 as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of April 22, 1997 and as further amended by that certain Second Amendment to Amended and Restated Credit Agreement dated as of June 12, 1997 (as so amended, the "CREDIT AGREEMENT") between the undersigned, Platinum Entertainment, Inc., a Delaware corporation (the "COMPANY"), and you as Agent for the Banks (the "AGENT"). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

          The Company has requested that each Bank party to the Credit Agreement extend the maturity of the credit outstanding under the Credit Agreement and make certain other corresponding modifications to the Credit Agreement, and the Banks are willing to do so under the terms and conditions set forth in this Amendment.

1.        WAIVER.

          The Banks hereby waive compliance with Section 9.1(o) of the Credit Agreement at all times through and including the date hereof; provided that this waiver shall not become effective unless and until the Agent receives a firm written commitment for senior financing of the type described in Section 9.1(o) of the Credit Agreement.

2.        AMENDMENTS.

          Upon satisfaction of the conditions precedent to the effectiveness hereof set forth below, the Credit Agreement shall be and hereby is amended as follows:

          Section 2.01. AMENDED DEFINITIONS. Section 1.1 of the Credit Agreement shall be and hereby is amended by amending the definitions of "REVOLVING CREDIT TERMINATION DATE" and "TERM CREDIT MATURITY DATE" and as so amended the definitions shall be restated in their entirety to read as follows:

               "REVOLVING CREDIT TERMINATION DATE" shall mean August 31, 1997, or such earlier date on which the Commitments are terminated in whole pursuant to Section 4.5 or Section 9 hereof.

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               "TERM CREDIT MATURITY DATE" means the earlier of (i) August
          31, 1997, (ii) such earlier date on which the Commitments are terminated in whole pursuant to Section 4.5 or Section 9 hereof.

          Section 2.02.  AMENDED BASE RATE.  The first sentence of Section
3.2 of the Credit Agreement shall be and hereby is amended and as so amended shall be restated in its entirety to read as follows:

          Each Base Rate Portion shall bear interest (which the Company promises to pay at the times herein provided) at the rate per annum determined by adding 9% to the Base Rate as in effect from time to time, provided that if a Base Rate Portion or any part thereof is not paid when due (whether by lapse of time, acceleration or otherwise) such Portion shall bear interest, whether before or after judgment, until payment in full thereof at the rate per annum determined by adding 3% to the interest rate which would otherwise be applicable thereto from time to time.

          Section 2.03. AMENDED LIBOR. The first sentence of Section 3.3 of the Credit Agreement shall be and hereby is amended and as so amended shall be restated in its entirety to read as follows:

          Each LIBOR Portion shall bear interest (which the Company promises to pay at the times herein provided) for each Interest Period selected therfor at a rate per annum equal to the sum of 9% plus the Adjusted LIBOR Rate for such Interest Period, provided that if a LIBOR Portion or any part thereof is not paid when due (whether by lapse of time, acceleration or otherwise) such Portion shall bear interest, whether before or after judgment, until payment in full thereof at the rate per annum determined by adding 3% to the greater of the (i) of the sum of 9% plus the Base Rate as from time to time in effect or (ii) the interest rate which would otherwise be applicable to such LIBOR Portion.

          Section 2.04. AMENDED EVENTS OF DEFAULT. Section 9.1 of the Credit Agreement shall be and hereby is amended as follows:

           (a) Section 9.1(p) shall be amended by striking the word "or" that appears on the last line thereof;

           (b) Section 9.1(q) shall be amended by deleting the period at the end of the last line thereof and substituting a semicolon therefor:

           (c) Section 9.1 shall be amended by adding the following subsection immediately following Section 9.1(q):

                  (r) the Agent has not received from the Company by August
               24, 1997, evidence reasonably satisfactory to it that the Company has binding written commitments from parties acceptable to the Agent for their purchase for an aggregate consideration to the Company of at least $40,000,000 through a private placement by the Company of

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               the convertible preferred equity securities to be issued by it as described in the Schedule 14A it filed therefor with the SEC on or about June of 1997.

           (d) The second line of Section 9.2 shall be and hereby is amended by striking the reference therein to "9.1(q)" and substituting therefor "9.1(r)".

3.        CONDITIONS PRECEDENT.

          Section 3.01. The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

               (a) The Company, the Guarantors, the Agent and each Bank then party to the Credit Agreement shall have executed and delivered this Amendment.

               (b) The Company's representations in Section 4 hereof shall be true and correct.

               (c) The Agent shall have received certified copies of the resolutions of the Board of Directors of the Company authorizing the execution, delivery and performance of, and indicating the authorized signers of, this Amendment and all other documents relating thereto.

               (d) Legal matters incident to the execution and delivery of this Amendment shall be satisfactory to the Agent and its counsel.

4.        EXTENSION FEE.

          As consideration for the Banks' agreements in this Amendment, the Company agrees to pay the Banks an extension fee equal to one percent (1.00%) on the outstanding principal amount as of the date hereof of the sum of (i) the Term Credit Loans and (ii) the Revolving Credit Loans. Such fee shall be deemed fully-earned and non-refundable upon the parties' execution of this letter. This extension fee will be payable on the earlier of (i) August 31, 1997 or (ii) such earlier date on which the Commitments are terminated in whole pursuant to Section 4.5 or Section 9 of the Credit Agreement.

5.        REPRESENTATIONS.

          In order to induce each Bank party to the Credit Agreement to execute and deliver this Amendment, the Company hereby represents to each such Bank that as of the date hereof and as of the date this Amendment becomes effective, but in each case after giving effect to this Amendment,
(i) the representations and warranties set forth in Section 6 of the Credit Agreement are and shall be and remain true and correct (except that the representations contained in Section 6.5 shall be deemed to refer to the most recent financial statements of the Company audited by Ernst & Young LLP and delivered to the Agent for the account of the Banks) and (ii) unless specifically waived herein, the Company is in full compliance with all of the terms and conditions of the Credit Agreement and

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(iii) no Default or Event of Default has occurred and is continuing under the
Credit Agreement or shall result after giving effect to this Amendment.

6.        MISCELLANEOUS.

          (a) The Company has heretofore executed and delivered to the Agent that certain (i) Security Agreement (the "SECURITY AGREEMENT"): (ii) Security Agreement Re: Intellectual Property (the "INTELLECTUAL PROPERTY SECURITY AGREEMENT") and (iii) Pledge Agreement (the "PLEDGE AGREEMENT") each dated as of January 31, 1997 between the Company, the Subsidiary Guarantors and the Agent and the Company hereby acknowledges and agrees that, notwithstanding the execution and delivery of this Amendment, the Security Agreement, the Intellectual Property Security Agreement and the Pledge Agreement remain in full force and effect and the rights and remedies of the Agent thereunder, the obligations of the Company thereunder and the liens and security interests created and provided for thereunder remain in full force and effect for the benefit and security of the indebtedness purported to be secured thereby (including the Loans as modified hereby) and shall not be affected, impaired or discharged hereby. Nothing herein contained shall in any manner affect or impair the priority of the liens and security interests created and provided for by the Security Agreement, the Intellectual Property Security Agreement and the Pledge Agreement as to the indebtedness which would be secured thereby prior to giving effect to this Agreement.

          (b) Except as specifically amended herein, the Loan Documents shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Loan Documents or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

          (c) The Company agrees to pay on demand all reasonable costs and expenses of or incurred by the Agent in connection with the negotiation, preparation, execution and delivery of this Amendment, including the reasonable fees and expenses of counsel for the Agent.

          (d) This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of Illinois.

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Dated as of July _______, 1997


                                                 PLATINUM ENTERTAINMENT, INC.



                                                 By:  /S/ STEVEN DEVICK
                                                      -----------------
                                                          Steven Devick

                                                 Its       President
                                                      -----------------















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          Accepted and agreed to in Chicago, Illinois as of the date and year last above written.


                                  BANK OF MONTREAL, individually
                                  and as Agent


                                  By: /s/ Roderick C. Stephan
                                      -----------------------------
                                  Its Senior Analyst

                                  PPM AMERICA SPECIAL INVESTMENTS FUND
                                  L.P.

                                  By: /s/ Levoyd E. Robinson
                                      -----------------------------
                                  Its Managing Director

                                  FC CBO LIMITED

                                  By: /s/ [illegible]
                                      -----------------------------
                                  Its Collateral Manager











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                                 GUARANTORS' CONSENT

    Each of the undersigned have heretofore executed and delivered to the Agent its respective Guaranty dated January 31, 1997 and hereby consents to the Second Amendment to the Credit Agreement as set forth above and confirms that its Guaranty and all of its obligations thereunder remain in full force and effect. Each of the undersigned further agrees that the consent of each of the undersigned to any further amendments to the Credit Agreement shall not be required as a result of this consent having been obtained, except to the extent, if any, required by the respective Guaranty referred to above.

    Each of the undersigned, except for Steven Devick, have heretofore executed and delivered to the Agent that certain (i) Security Agreement; (ii) Security Agreement Re: Intellectual Property; and (iii) Pledge Agreement, each dated as of January 31, 1997 and hereby confirms that the Collateral Documents to which each is a party remain in full force and effect and the rights and remedies of the Agent thereunder, the obligations of the Subsidiary Guarantors thereunder and the liens and security interests created and provided for thereunder remain in full force and effect for the benefit and security of the indebtedness purported to be secured thereby and shall not be affected, impaired or discharged hereby.


                                  /S/  Steven Devick
                                  -------------------------------------
                                       Steven Devick, individually


                                  RIVER NORTH STUDIOS, INC.

                                  By:  /S/  Steven Devick
                                  -------------------------------------
                                       Name:     Steven Devick
                                       Title:    President


                                  RIVER NORTH STUDIOS, INC.

                                  By:  /S/  Steven Devick
                                  -------------------------------------
                                       Name:     Steven Devick
                                       Title:    President


                                  CGI RECORDS, INC.

                                  By:  /S/  Steven Devick
                                  -------------------------------------
                                       Name:     Steven Devick
                                       Title:    President

                                        7
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                                  LEXICON MUSIC, INC.

                                  By:  /S/  Steven Devick
                                  -------------------------------------
                                       Name:     Steven Devick
                                       Title:    President

                                  LIGHT RECORDS, INC.

                                  By:  /S/  Steven Devick
                                  -------------------------------------
                                       Name:     Steven Devick
                                       Title:    President

                                  THE RECORDING EXPERIENCE, INC.

                                  By:  /S/  Steven Devick
                                  -------------------------------------
                                       Name:     Steven Devick
                                       Title:    President

                                  JUSTMIKE MUSIC, INC.

                                  By:  /S/  Steven Devick
                                  -------------------------------------
                                       Name:     Steven Devick
                                       Title:    President

                                  PEG PUBLISHING, INC.

                                  By:  /S/  Steven Devick
                                  -------------------------------------
                                       Name:     Steven Devick
                                       Title:    President

                                  ROYCE PUBLISHING, INC.

                                  By:  /S/  Steven Devick
                                  -------------------------------------
                                       Name:     Steven Devick
                                       Title:    President





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